United States
                       SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004



                                   FORM 8-K
                                CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934





               Date of Report (Date of earliest event reported): April 18, 2001



                               PITNEY BOWES INC.



                      Commission File Number: 1-3579






    State of Incorporation                      IRS Employer Identification No.
         Delaware                                     06-0495050





                               World Headquarters
                         Stamford, Connecticut 06926-0700
                        Telephone Number: (203) 356-5000

Item 5 - Other Events.

The Company is correcting data that appears in Table III of the Company's Notice of 2001 Annual Meeting and Proxy Statement (the "Proxy Statement") which was incorporated by reference in its Annual Report on Form 10-K. The correct information is set forth on Exhibit l. The corrections relate to the columns under the heading "Net Value of Unexercised in-the-Money Options at Year-End." As originally filed, the numbers appearing in the two columns below this heading included the exercise price payable for the options, and thus did not reflect net values as required. Although no other column in Table III was affected by this error, Exhibit 1 presents the revised Table III in its entirety.

Item 7 - Financial Statements and Exhibits.

c.  Exhibits.

     The  following  exhibits are furnished in accordance with the provisions of
     Item 601 of Regulation S-K: Exhibit Description (1) Revised Table III of Notice of 2001 Annual Meeting and Proxy Statement.


                               Signatures



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            PITNEY BOWES INC.

April 18, 2001

                             /s/ B.P. Nolop
                             ------------------------------------------
                             B. P. Nolop
                             Executive Vice President and
                             Chief Financial Officer
                             (Principal Financial Officer)


                              /s/ A.F. Henock
                             ------------------------------------------
                              A. F. Henock
                              Vice President-Finance
                              (Principal Accounting Officer)

                                                                     Exhibit 1





                                                               TABLE III


OPTIONS EXERCISED IN 2000 AND 2000 YEAR-END OPTION VALUES


                                                                    Number of
                                     Shares                     Securities Underlying            Net Value of
                                    Acquired       Net Value     Unexercised Options       Unexercised in-the-Money
                                   on Exercise     Realized      at Year-End (#) (1)      Options at Year-End ($) (2)
                                                              ________________________     _________________________
         Name                          (#)           ($)      Exercisable Unexercisable Exercisable  Unexercisable
       ______________________      __________      ________   __________   ____________   __________    ____________

      Michael J. Critelli             46,410      1,003,628     270,857       546,667         537,788      1,366,250
      Marc C. Breslawsky              72,000      2,641,000     432,266       498,334       3,671,623      1,366,250
      Murray D. Martin                12,800        335,667     110,200       144,000         388,996        393,480
      Matthew S. Kissner               2,500         38,594      86,501       156,855         103,334        393,480
      John N. D. Moody                12,800        361,601     106,301       148,667         490,979        393,480



     (1) These columns show the aggregate totals of options granted during the period 1991 through 2000. The number of shares subject to the options has been adjusted to reflect the two-for-one stock splits effected in 1992 and 1997. All options granted prior to 1993 become exercisable in installments over a three-year period, 25 percent after the first year, an additional 25 percent after the second year, and the remaining 50 percent after the third year; and, with the exception of the October 2000 grant, the terms of which are set forth in footnote 2 to Table II on page 14, options granted during and after 1993 become exercisable one-third after the first year, an additional one-third after the second year, and the remaining one-third after the third year.

     (2) These values are based on $33.125 per share, the market price of a share of common stock as of December 31, 2000, net of exercise prices, which range from $14.8107 to $65.7190 per share(adjusted to reflect the 1992 and 1997 stock splits). In all cases, the exercise price equaled the market price of a share at the date of grant.